                                 THE KENT FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                       INVESTMENT AND INSTITUTIONAL SHARES

                                       OF


                         THE KENT GROWTH AND INCOME FUND
                           THE KENT INDEX EQUITY FUND
                       THE KENT LARGE COMPANY GROWTH FUND
                       THE KENT SMALL COMPANY GROWTH FUND
                       THE KENT INTERNATIONAL GROWTH FUND
                              THE KENT INCOME FUND
                         THE KENT INTERMEDIATE BOND FUND
                          THE KENT SHORT TERM BOND FUND
                          THE KENT TAX-FREE INCOME FUND
                       THE KENT INTERMEDIATE TAX-FREE FUND
                      THE KENT MICHIGAN MUNICIPAL BOND FUND
                           THE KENT MONEY MARKET FUND
                      THE KENT GOVERNMENT MONEY MARKET FUND
                  THE KENT MICHIGAN MUNICIPAL MONEY MARKET FUND

           May 1, 1999, as amended and restated December 17, 1999


         This Statement of Additional Information ("SAI") is not a prospectus but relates to, and should be read in conjunction with the prospectus for the Investment Shares and Institutional Shares of the foregoing Funds dated May 1, 1999, as amended or supplemented from time to time. The Financial Statements included in the Funds' December 31, 1998 Annual Report to Shareholders are incorporated by reference into this SAI. No other part of the Annual Reports is incorporated herein. Copies of the prospectus and the Annual Report may be obtained by writing to The Kent Funds, P.O. Box 182201, Columbus, Ohio 43218-2201 or by calling 1-800-633-KENT (5368). Capitalized terms not otherwise defined herein have the same meaning as in the prospectus.


         SHARES OF THE FUNDS ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, OLD KENT BANK OR ANY OF ITS AFFILIATES, AND ARE NOT INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. EACH MONEY MARKET FUND SEEKS TO MAINTAIN A NET ASSET VALUE PER SHARE OF $1.00 ALTHOUGH THERE CAN BE NO ASSURANCE THAT THEY WILL BE ABLE TO DO SO.

                                TABLE OF CONTENTS

The Trust.............................................................  3
Investment Objectives and Policies....................................  3
Investment Restrictions............................................... 24
Securities Transactions............................................... 26
Valuation Of Securities............................................... 28
Trustees And Officers................................................. 31
Investment Adviser.................................................... 32
Administrator......................................................... 35
Distributor........................................................... 36
Transfer Agent........................................................ 36
Custodian, Auditors And Counsel....................................... 37
Distribution Plan..................................................... 37
Additional Purchase And Redemption Information........................ 38
Dividends And Taxes................................................... 39
Declaration Of Trust.................................................. 40
Standardized Total Return And Yield Quotations........................ 41
Advertising Information............................................... 47
Financial Statements.................................................. 48
Additional Information................................................ 48
Appendix A............................................................A-1
Appendix B............................................................B-1
Appendix C............................................................C-1



NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS SAI, OR IN THE PROSPECTUS RELATED HERETO, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR ITS DISTRIBUTOR. THIS SAI AND THE PROSPECTUS DO NOT CONSTITUTE AN OFFERING BY THE TRUST OR BY ITS DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                    THE TRUST

         The Kent Funds (the "Trust") is an open-end management investment company, commonly known as a mutual fund, which was organized on May 9, 1986 as a Massachusetts business trust. The original name of the Trust was "Master Municipal Trust." The Trust consists of fifteen separate investment portfolios, each of which is diversified and has a distinct investment objective and distinct investment policies. This SAI relates to the following fourteen investment portfolios (individually, a "Fund," and collectively, the "Funds"), each of which has established two classes of shares, Investment Shares and Institutional Shares: The Kent Large Company Growth Fund, The Kent Growth and Income Fund, The Kent Index Equity Fund, The Kent Small Company Growth Fund, The Kent International Growth Fund (collectively, the "Equity Funds"), The Kent Income Fund, The Kent Intermediate Bond Fund, The Kent Short Term Bond Fund (collectively, the "Bond Funds"), The Kent Tax-Free Income Fund, The Kent Intermediate Tax-Free Fund, The Kent Michigan Municipal Bond Fund (collectively, the "Municipal Bond Funds"), The Kent Money Market Fund, The Kent Government Money Market Fund, and The Kent Michigan Municipal Money Market Fund (collectively, the "Money Market Funds"). The Equity Funds, Bond Funds and Municipal Bond Funds are sometimes collectively referred to as the "Non-Money Market Funds." The Municipal Bond Funds and The Kent Michigan Municipal Money Market Fund are sometimes collectively referred to as the "Municipal Funds." Each Fund is advised by Lyon Street Asset Management Company ("Lyon Street" or the "Investment Adviser").

         Important information about the Trust and the Investment and Institutional Shares of the Funds is contained in the Funds' prospectus. This SAI provides additional information about the Trust and the Investment and Institutional Shares of the Funds that may be of interest to some investors. The Trust also offers an additional investment portfolio in a single class of shares, the Lyon Street Institutional Money Market Fund, which is described in a separate prospectus and statement of additional information.

                       INVESTMENT OBJECTIVES AND POLICIES

         The following information supplements the description of each Fund's investment objective and strategies as set forth in the prospectus.

                                  EQUITY FUNDS




                             GROWTH AND INCOME FUND

OTHER INVESTMENT STRATEGIES: Under ordinary circumstances, the Fund intends to invest at least 65% of its total assets in U.S. companies with at least $100 million in market capitalization which are listed on the New York Stock Exchange or American Stock Exchange or are traded over the counter. Up to 10% of the Fund's assets may also be invested in foreign securities and American Depositary Receipts ("ADRs"), which are U.S. dollar denominated securities representing ownership in foreign securities. A portion of the Fund's assets may be invested in preferred stock or bonds convertible into common stock. The Fund will purchase only convertible bonds having a rating in one of the four highest rating categories by a nationally recognized statistical rating organization (a "NRSRO") or those which, if not rated, are of comparable quality as determined by Lyon Street. The Fund expects to earn current income mainly from stock dividends and interest on convertible bonds.



                                INDEX EQUITY FUND

OTHER INVESTMENT STRATEGIES: Although Lyon Street will generally try to match the industry composition of the S&P 500 exactly, because of the difficulty and expense of executing relatively small stock transactions, the Fund may not always be invested in the less heavily weighted S&P 500 stocks, or may be invested in stocks in different proportions than the S&P 500, especially when the Fund has a low level of assets. The Fund will try to achieve a correlation between the performance of its portfolio and that of the S&P 500 of at least
0.95 (not accounting for expenses). A correlation of 1.0 would mean that the Fund's NAV (including the value of its dividends and capital gains distributions) increases or decreases in exact proportion to changes in the S&P 500.



                            LARGE COMPANY GROWTH FUND


OTHER INVESTMENT STRATEGIES: Under ordinary circumstances, the Fund intends to invest at least 65% of its total assets in equity securities of U.S. companies with at least $4 billion in market capitalization which are listed on the New York Stock Exchange or the American Stock Exchange or are traded over the counter. The Fund may also invest in foreign securities and ADRs. A portion of the Fund's assets may also be invested in preferred stock or bonds that are convertible into common stock.

                            SMALL COMPANY GROWTH FUND


OTHER INVESTMENT STRATEGIES: Under ordinary circumstances, the Fund intends to invest at least 65% of its total assets in a diverse group of small U.S. companies, which are companies whose market capitalizations are less than $2 billion. The Fund may also purchase stocks which are listed on other U.S. securities exchanges or which are traded over the counter.


                            INTERNATIONAL GROWTH FUND


OTHER INVESTMENT STRATEGIES: The Fund will invest mostly in common and preferred stocks. Under ordinary circumstances, the Fund intends to invest at least 65% of its total assets in at least 3 countries other than the United States, including (but not limited to) Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Fund invests in countries represented in the Morgan Stanley Capital International Europe and Australasia and Far East Equity Index (the "EAFE Index"). Although the International Growth Fund seeks to equal or exceed the return of the EAFE Index, the Fund may invest its asset in proportions that differ from this index. The Fund is not, therefore, an "index" fund, which typically holds securities in approximately the same proportion as the index it attempts to replicate. Lyon Street believes that the EAFE Index is generally representative of the performance of the common stocks of large companies in industrialized countries traded outside of the United States taken as a whole. Stocks are included in the EAFE Index based on national and industry representation and are weighted according to their relative market values. The Fund may also invest in ADRs, which are U.S. dollar-denominated securities representing ownership in foreign companies, and enter into currency and other futures contracts and related options for hedging purposes. The Fund may invest more than 25% of its assets in a particular foreign country.

                                   BOND FUNDS

OTHER INVESTMENT STRATEGIES: Under ordinary circumstances, each Bond Fund intends to invest at least 65% of its total assets in debt securities. In addition, the Income Fund intends to invest at least 65% of its total assets in a combination of (i) corporate debt obligations that are rated in one of the three highest rating categories by a NRSRO (for example, A or higher by Standard & Poor's Ratings Group ("S&P") or by Moody's Investors Service, Inc. ("Moody's")) or, if unrated, will be deemed to be of comparable quality by Lyon Street, or (ii) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Debt securities, other than securities known as zero coupon bonds, generally pay interest at set times, at either a fixed (set) rate or a variable (changing) rate. Debt securities purchased by the Bond Funds may include corporate debt obligations, U.S. Government securities, stripped securities, variable and floating rate securities, mortgage-backed securities, custodial receipts for Treasury certificates, zero-coupon bonds, asset-backed securities, equipment trust certificates and certain so-called "derivative securities." Each Bond Fund may also invest a portion of its assets in bonds convertible into common stock.


Debt securities purchased by the Bond Funds will be rated in one of the four highest rating categories by an NRSRO (for example, BBB or higher by S&P, or Baa or higher by Moody's) or, if unrated, will be deemed to be of comparable quality by Lyon Street. See Appendix A to the SAI for a description of applicable S&P, Moody's and other NRSRO ratings.





                              MUNICIPAL BOND FUNDS





OTHER INVESTMENT STRATEGIES: Each Municipal Bond Fund intends to invest at least 80% of its net assets in federally tax-exempt obligations, except during periods of unusual market conditions. This policy is a fundamental policy which cannot be changed by a Municipal Bond Fund without the approval of its shareholders. In calculating the 80% limitation, for all Municipal Bond Funds other than Michigan Municipal Bond Fund, a security whose interest is treated as a specific tax preference item under the federal alternative minimum tax is considered taxable. In calculating the 80% limitation for the Michigan Municipal Bond Fund, securities whose interest is treated as a specific tax preference item under the federal alternative minimum tax and is treated as exempt from Michigan personal income tax are considered non-taxable. Under ordinary circumstances, at least 65% of the Michigan Municipal Bond Fund's total assets will be invested in municipal obligations issued by the State of Michigan or its political subdivisions, authorities or corporations.


The Municipal Bond Funds will principally invest in municipal bonds which are issued by state or local governments typically for general funding purposes or to finance specific projects.

The amount of information regarding the financial condition of issuers of municipal obligations may be less extensive than the information for public corporations, and the secondary market for municipal obligations may be less liquid than that for taxable obligations. Accordingly, the ability of a Municipal Bond Fund to buy and sell municipal obligations may, at any particular time and with respect to any particular securities, be limited. In addition, municipal obligations purchased by the Municipal Bond Funds include obligations backed by letters of credit and other forms of credit enhancement issued by domestic and foreign banks, as well as other financial institutions and corporations. Adverse changes in the credit quality of these institutions could cause loss to a Municipal Bond Fund and affect its share price.


Municipal obligations purchased by the Municipal Bond Funds will be rated in one of the four highest rating categories by an NRSRO (for example, BBB or higher by S&P, or Baa or higher by Moody's) or, if unrated, will be deemed to be of comparable quality by Lyon Street. See Appendix A to the SAI for a description of applicable S&P, Moody's and other NRSRO ratings.





                               MONEY MARKET FUNDS

The Trust currently offers the three Money Market Funds described below. Money market funds typically seek to maintain a stable net asset value of $1.00 per share, although there is no guarantee that their net asset value will not vary. The Money Market Funds, in general, will only purchase U.S. dollar-denominated "Eligible Securities" (as defined by the Securities and Exchange Commission), which are generally securities that either (i) have short-term debt ratings when purchased in the two highest rating categories by at least two NRSROs, or (ii) are unrated, but are deemed by Lyon Street to be of comparable quality pursuant to guidelines approved by the Board of Trustees. The dollar-weighted average maturity of each Money Market Fund's portfolio will not exceed 90 days and with certain exceptions, the Money Market Funds will not purchase any securities which mature in more than 397 days from the date of purchase. All securities purchased by the Money Market Funds will be determined by Lyon Street, under guidelines established by the Board of Trustees, to present minimal credit risks.

                                MONEY MARKET FUND

OTHER INVESTMENT STRATEGIES: The Fund invests in a broad range of government, bank and commercial obligations. These instruments primarily include obligations of banks having total assets in excess of $1 billion at the time of purchase and commercial paper that matures in 13 months or less. The Fund may also invest in short-term obligations guaranteed by the U.S. Government, its agencies or instrumentalities.


                          GOVERNMENT MONEY MARKET FUND


The investment strategies and risks of investing in the Fund are disclosed in the Prospectus.


                      MICHIGAN MUNICIPAL MONEY MARKET FUND




OTHER INVESTMENT STRATEGIES: At least 80% of the Fund's net assets will be invested in federally tax-exempt obligations, except during periods of unusual market conditions. This policy is a fundamental policy which cannot be changed by the Fund without the approval of its shareholders. Federally tax-exempt obligations consist of municipal bonds, notes and commercial paper issued by states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is, in the opinion of counsel to the issuer of such obligations, exempt from federal income taxes. Under ordinary circumstances, the Fund intends to invest at least 65% of its total assets in municipal obligations issued by the State of Michigan or its political subdivisions, authorities or corporations. Taxable obligations acquired by the Fund will not exceed 20% of the Fund's net assets at the time of purchase under normal market conditions.
In calculating the 80% limitation for the Michigan Municipal Money Market Fund, securities whose interest is treated as a specific tax preference item under the federal alternative minimum tax and is treated as exempt from Michigan personal income tax are considered non-taxable.

DETAILED DESCRIPTION OF INVESTMENT VEHICLES AND POTENTIAL RISKS


The investment policies discussed below are applicable to all Funds unless otherwise noted, except that the Government Money Market Fund will purchase only U.S. Treasury bills, notes and other obligations issued by the U.S. Government, its agencies or instrumentalities, repurchase agreements with respect to such securities and shares of registered money market investment companies that invest exclusively in such securities.

MONEY MARKET INSTRUMENTS

         To the extent described in the Funds' prospectus or statement of additional information, each Fund may invest from time to time in "money market instruments," a term that includes, among other things, bank obligations, commercial paper, variable amount master demand notes and corporate bonds and U.S. Government obligations with remaining maturities of thirteen months or less.

         Bank obligations include certificates of deposit, bankers' acceptances and time deposits, issued or supported by the credit of U.S. or foreign banks or savings institutions. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

         The Funds may invest a portion of their assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs") which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs") which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs") which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

         Although the Funds will invest in obligations of foreign banks or foreign branches of U.S. banks only when Lyon Street deems the instrument to present minimal credit risk, such investments nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks. These additional risks include future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of U.S. banks. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Investments by the Funds in taxable commercial paper will consist of issues that are rated A-1 by Standard & Poor's Ratings Group ("S&P") or Prime-1 by Moody's Investors Service, Inc. ("Moody's"). In addition, the Funds may acquire unrated commercial paper and corporate bonds that are determined by Lyon Street at the time of purchase to be of comparable quality to rated instruments that may be acquired by the Funds. Commercial paper may include variable and floating rate instruments. Commercial paper issues include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), in reliance on the exemption in Section 3(a)(3), and commercial paper issued in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) Paper").
Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers which make a market in Section 4(2) Paper, thus providing liquidity. For purposes of each Fund's limitation on purchases of illiquid instruments, Section 4(2) Paper will not be considered illiquid if Lyon Street has determined, in accordance with guidelines approved by the Board of Trustees, that an adequate trading market exists for such securities.

         Variable amount master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although such notes are not normally traded and there may be no secondary market in the notes, the Funds may demand payment of the principal of the instrument at any time. If an issuer of a variable amount master demand note defaulted on its payment obligation, the Funds might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default.

GUARANTEED INVESTMENT CONTRACTS (The Bond Funds and Money Market Fund only)

         The Bond Funds and the Money Market Fund may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Under a GIC, the Fund gives cash to an insurance company which credits the Fund with the amount given plus interest based on a certain index, which interest is guaranteed to be not less than a certain minimum rate. A GIC is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the insurance company's general assets. The Bond Funds and the Money Market Fund will only purchase GICs from insurance companies which, at the time of purchase, have total assets of $1 billion or more and meet quality and credit standards established by Lyon Street pursuant to guidelines approved by the Board of Trustees. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Therefore, GICs will normally be considered illiquid investments, and will be subject to a Fund's limitation on illiquid investments.

REPURCHASE AGREEMENTS

         Each Fund may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed upon date and price ("repurchase agreements"). The Funds will enter into such repurchase agreements only with financial institutions that are deemed to be creditworthy by Lyon Street, pursuant to guidelines established by the Trust's Board of Trustees. During the term of any repurchase agreement, Lyon Street will continue to monitor the creditworthiness of the seller. The Funds will not enter into repurchase agreements with Lyon Street or its affiliates. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after a Fund's acquisition of the securities and normally will be within a shorter period of time. Repurchase agreements with deemed maturities in excess of seven days are considered illiquid investments, and will be subject to a Fund's limitation on illiquid investments. Securities subject to repurchase agreements are held either by the Trust's custodian or in the Federal Reserve/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose a Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying collateral obligations. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940, as amended (the "1940 Act").

REVERSE REPURCHASE AGREEMENTS

         Each Fund may borrow funds for temporary or emergency purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Fund will maintain in a segregated account cash, U.S. Government securities or other liquid high-grade debt securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

VARIABLE AND FLOATING RATE INSTRUMENTS (The Bond Funds, Municipal Bond Funds and Money Market Funds only)

         The Bond, Municipal Bond and Money Market Funds may purchase rated and unrated variable and floating rate instruments. These instruments may include variable amount master demand notes that permit the amount of indebtedness to vary in addition to providing for periodic adjustments in the interest rate. Such notes are direct lending arrangements between the Fund and a borrower and, therefore, the notes generally are not traded and there is no market in which to sell them to third parties. A Fund could suffer a loss if, for example, the borrower defaults on the note. This type of note will be subject to a Fund's limitations on illiquid investments if the Fund cannot demand payment of the principal amount of the note within seven days. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Fund to dispose of the instruments if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise demand rights, and a Fund could, for these or other reasons, suffer a loss with respect to such instruments.

         When purchasing such instruments for the Funds, Lyon Street will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status to meet payment on demand. In determining weighted average portfolio maturity, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining until the next regularly scheduled interest rate adjustment or the time a Fund can recover payment of principal as specified in the instrument. Variable rate U.S. Government obligations and certain variable rate instruments having a nominal maturity of 397 days or less when purchased, however, will be deemed to have maturities equal to the period remaining until the next interest rate adjustment. Variable and floating rate instruments purchased by the Money Market Funds may carry nominal maturities in excess of those Funds' maturity limitations if such instruments carry demand features that comply with conditions established by the Securities and Exchange Commission.

LOAN PARTICIPATION NOTES (the Money Market Fund and Michigan Municipal Money Market Fund only)

         The Money Market Fund and Michigan Municipal Money Market Fund may purchase loan participation notes. A loan participation note represents participation in a corporate loan of a commercial bank with a remaining maturity of one year or less. Such loans must be to corporations in whose obligations the Funds may invest. Any participation purchased by a Fund must be issued by a bank in the United States with total assets exceeding $1 billion. Because the issuing bank does not guarantee the participation in any way, they are subject to the credit risks generally associated with the underlying corporate borrower. In addition, because it may be necessary under the terms of the loan participation for a Fund to assert through the issuing bank such rights as may exist against the corporate borrower if the underlying corporate borrower fails to pay principal and interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of such borrower. Moreover, under the terms of the loan participation a Fund may be regarded as a creditor of the issuing bank (rather than the underlying corporate borrower), so that the Fund may also be subject to the risk that the issuing bank may become insolvent. The secondary market, if any, for loan participations is extremely limited and any such participation purchased by a Fund may be regarded as illiquid.

FORWARD COMMITMENTS, WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

         Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed delivery) basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date. The price of the underlying securities and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are normally negotiated directly with the other party.

         A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date.

         Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         When a Fund purchases securities on a when-issued or forward commitment basis, the Fund will segregate cash or liquid securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. In the case of a forward commitment to sell portfolio securities, the custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued and forward commitment transactions. Because a Fund sets aside liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be affected in the event its purchase commitments exceed 25% of the value of its assets. For purposes of determining a Fund's average dollar-weighted maturity, the maturity of when-issued or forward commitment securities will be calculated from the commitment date.

UNITED STATES GOVERNMENT OBLIGATIONS

         Each Fund may purchase U.S. Government obligations, which are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Examples of the types of U.S. Government obligations that may be acquired by the Funds include U.S. Treasury bills, notes and bonds and obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association ("FNMA"), Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Tennessee Valley Authority, Resolution Funding Corporation and Maritime Administration. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

ZERO COUPON OBLIGATIONS (The Bond Funds and Money Market Funds only)

         The Bond Funds and Money Market Funds may acquire zero coupon obligations. Zero coupon obligations do not make interest payments; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon obligations do not pay current income, their prices can be volatile when interest rates change. The Funds will accrue income on such investments for tax and accounting purposes, as required, and such income must be distributed to shareholders. A Fund may be required to liquidate other portfolio securities to satisfy its distribution obligations because no cash is received at the time of such income accruals. The return on a zero coupon obligation, when held to maturity, equals the difference between the par-value and the original purchase price.

STRIPPED OBLIGATIONS (The Bond Funds and Money Market Funds only)

         The Bond and Money Market Funds may purchase U.S. Treasury obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or other institutuon. These "stripped" U.S. Treasury obligations are offered under the Separate Trading of Registered Interest and Principal Securities ("STRIPS") program or Coupon Under Bank-Entry Safekeeping ("CUBES") program. These Funds may also purchase other stripped securities issued directly by agencies or instrumentalities of the U.S. Government. STRIPS and CUBES represent either future interest or principal payments and are direct obligations of the U.S. Government that clear through the Federal Reserve System. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their face value, and may, with respect to the Bond Funds, include stripped mortgage-backed securities ("SMBS"). Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The Funds also may purchase U.S. dollar-denominated stripped securities that evidence ownership in the future interest payments or principal payments on obligations of foreign governments.

         SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some cases, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped.

         SMBS which are not issued by the U.S. Government (or a U.S. Government agency or instrumentality) are considered illiquid. SMBS issued by the U.S. Government (or a U.S. Government agency or instrumentality) may be considered liquid under guidelines established by the Trust's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund's per share net asset value.

         Within the past several years, the Treasury Department has facilitated transfers of ownership of stripped securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal Securities." Under the STRIPS program, the Funds will be able to have their beneficial ownership of stripped securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

         In addition, the Bond Funds and Money Market Funds may acquire other U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for federal tax purposes. The Trust is unaware of any binding legislative, judicial or administrative authority on this issue. The staff of the Securities and Exchange Commission believes that participations in TIGRs, CATS and other similar trusts are not U.S. Government securities.

         Although a "stripped" security may not pay interest to holders prior to maturity, federal income tax regulations require a Fund to recognize as interest income a portion of the security's discount each year. This income must then be distributed to shareholders along with other income earned by the Fund. To the extent that any shareholders in a Fund elect to receive their dividends in cash rather than reinvest such dividends in additional Fund shares, cash to make these distributions will have to be provided from the assets of the Fund or other sources such as proceeds of sales of Fund shares and/or sales of portfolio securities. In such cases, the Fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income may ultimately be reduced as a result.

MORTGAGE-BACKED SECURITIES (The Bond Funds and Money Market Funds only)

         The Bond Funds and Money Market Funds may invest in mortgage-backed securities, including those representing an undivided ownership interest in a pool of mortgages, such as certificates of the GNMA and the FHLMC. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. The average life of a mortgage-backed security varies with the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments, mortgage refinancings or foreclosure. Mortgage prepayment rates are affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments.

         In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. As a result, the relationship between mortgage prepayments and interest rates may give some high-yielding mortgage-related securities less potential for growth in value than conventional bonds with comparable maturities. In calculating the average weighted maturity of each Fund, the maturity of mortgage-backed securities will be based on estimates of average life.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes"), which are guaranteed as to the timely payment of principal and interest by GNMA and backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). Freddie Macs are not guaranteed and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         The Bond Funds also may acquire collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways.

         There are risks inherent in the purchase of mortgage-backed securities. For example, these securities are subject to a risk that default in payment will occur on the underlying mortgages. In addition to default risk, these securities are subject to the risk that prepayment on the underlying mortgages will occur earlier or later or at a lessor or greater rate than expected. To the extent that Lyon Street's assumptions about prepayments are inaccurate, these securities may expose the Funds to significantly greater market risks than expected.

MORTGAGE DOLLAR ROLLS (The Bond Funds and Money Market Funds only)

         The Bond Funds and Money Market Funds may enter into mortgage dollar rolls in which the Funds sell securities for delivery in the current month and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. When a Fund enters into mortgage dollar rolls, the Fund will hold and maintain in a segregated account until the settlement date cash or other liquid assets in an amount equal to the forward purchase price. The Funds benefit to the extent of any difference between the price received or the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Funds compared with what such performance would have been without the use of mortgage dollar rolls. The benefits derived from the use or mortgage dollar rolls may depend upon Lyon Street's ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as financing and do not treat them as borrowings.


ASSET-BACKED SECURITIES (The Bond Funds and Money Market Funds only)

         The Bond Funds and Money Market Funds may purchase asset-backed securities, which are securities backed by installment contracts, credit card receivables or other assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and is likely to be substantially less than the original maturity of the assets underlying the securities as a result of prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

         Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of a security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

CERTAIN DERIVATIVE SECURITIES (The Bond Funds and Municipal Bond Funds only)

         The Bond Funds and Municipal Bond Funds may invest in structured notes, bonds or other instruments with interest rates that are determined by reference to changes in the value of other interest rates, indices or financial indicators ("References") or the relative change in two or more References. Such Funds also may hold derivative instruments that have interest rates that reset inversely to changing current market rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. These instruments represent relatively recent innovations in the bond markets, and the trading market for these instruments is less developed than the markets for traditional types of debt instruments. It is uncertain how these instruments will perform under different economic and interest-rate scenarios. Because certain of these instruments are leveraged, their market values may be more volatile than other types of bonds and may present greater potential for capital gain or loss. On the other hand, the embedded option features of other derivative instruments could limit the amount of appreciation a Fund can realize on its investment, could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. The possibility of default by the issuer or the issuer's credit provider may be greater for these structured and derivative instruments than for other types of instruments. In some cases it may be difficult to determine the fair value of a structured or derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. With respect to purportedly tax-exempt derivative securities, in many cases the Internal Revenue Service has not ruled on whether the interest received on such securities is in fact free from federal income taxes. Purchases of such securities by the Municipal Bond Funds are therefore based on the opinion of counsel to the sponsors of the security.

MUNICIPAL OBLIGATIONS (The Municipal Funds only)

         The two principal classifications of municipal obligations which may be held by the Municipal Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are generally payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds (e.g., bonds issued by industrial development authorities) are issued by or on behalf of public authorities to finance various privately-operated facilities. Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Additionally, the principal and interest on these obligations may or may not be payable from the general revenue of the users of the facilities involved. The credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. The Funds may also purchase "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from regular Federal income tax and, in the case of Michigan municipal obligations, Michigan state personal income tax, are rendered by counsel to the respective issuing authorities at the time of issuance. Such opinions may contain various assumptions, qualifications or exceptions that are reasonably acceptable to Lyon Street. Neither the Trust nor Lyon Street will review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

         An issuer's responsibilities under its municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal obligations may be materially adversely affected by litigation or other conditions.

         From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal obligations. For example, under the Tax Reform Act of 1986 interest on certain private activity bonds must be included in an investor's Federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards the federal income tax status of interest on municipal obligations or which proposals, if any, might be enacted. Such proposals, if enacted, might materially adversely affect the availability of municipal obligations and a Fund's liquidity and value. In such an event the Board of Trustees would reevaluate the Funds' investment objectives and policies and consider changes in their structure or possible dissolution.

         Certain of the municipal obligations held by a Fund may be insured as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the municipal obligations at the time of its original issuance. In the event that the issuer defaults on an interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors. The Municipal Funds may invest more than 25% of their assets in municipal obligations covered by insurance policies.

         The Municipal Funds also may purchase municipal obligations known as "certificates of participation" which represent undivided proportional interests in lease payments by a governmental or nonprofit entity. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited by applicable municipal charter provisions or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may or may not provide that the certificate trustee can accelerate lease obligations upon default. If the trustee could not accelerate lease obligations upon default, the trustee would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. Certificates of participation are generally subject to redemption by the issuing municipal entity under specified circumstances. If a specified event occurs, a certificate is callable at par either at any interest payment date or, in some cases, at any time. As a result, certificates of participation are not as liquid or marketable as other types of municipal obligations and are generally valued at par or less than par in the open market. Municipal leases may be considered liquid, however, under guidelines established by the Trust's Board of Trustees. The guidelines will provide for determination of the liquidity and proper valuation of a municipal lease obligation based on factors including the following: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer. Lyon Street, under the supervision of the Trust's Board of Trustees, will also consider the continued marketability of a municipal lease obligation based upon an analysis of the general credit quality of the municipality issuing the obligation and the essentiality to the municipality of the property covered by the lease.

STANDBY COMMITMENTS (The Municipal Funds only)

         The Municipal Funds may enter into standby commitments with respect to municipal obligations held by them. Under a standby commitment, a dealer agrees to purchase at a Fund's option a specified municipal obligation at its amortized cost value to the Fund plus accrued interest, if any. Standby commitments may be exercisable by a Fund at any time before the maturity of the underlying municipal obligations and may be sold, transferred or assigned only with the instruments involved.

         The Funds expect that standby commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Funds may pay for a standby commitment either separately in cash or by paying a higher price for municipal obligations which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities).

         The Funds intend to enter into standby commitments only with dealers, banks and broker-dealers which, in Lyon Street's opinion, present minimal credit risks. The Funds will acquire standby commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. Standby commitments will be valued at zero in determining net asset value of a Fund. Accordingly, where a Fund pays directly or indirectly for a standby commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund and will be reflected in realized gain or loss when the commitment is exercised or expires.

WARRANTS (The Equity Funds only)

         The Equity Funds may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

FOREIGN SECURITIES

         The International Growth Fund intends to invest primarily in the securities of foreign issuers. In addition, the Large Company Growth Fund and the Growth and Income Fund may invest up to 10% of their total assets in such securities. These obligations may be issued by supranational entities, including international organizations designated or supported by governmental entities to promote economic reconstruction or development and internal banking institutions and related government agencies. As noted above, all of the Funds may invest in certain obligations of foreign banks and foreign branches of domestic banks.

         Investment in foreign securities involves special risks. The performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer's credit quality), appreciation in the value of the foreign currency increases the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

         There are other risks and costs involved in investing in foreign securities which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. With respect to securities issued by foreign governments, such governments may default on their obligations, may not respect the integrity of such debt, may attempt to renegotiate the debt at a lower rate, and may not honor investments by United States entities or citizens.

         Although the Large Company Growth Fund, the Growth and the Income Fund and the International Growth Fund may invest in securities denominated in foreign currencies, their portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, a Fund's net asset value to fluctuate as well. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. The Funds are also subject to the possible imposition of exchange control regulations or freezes on convertibility of currencies.

         Dividends and interest payable on a Fund's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareholders.

AMERICAN DEPOSITARY RECEIPTS (The Equity Funds only)

         The Equity Funds can invest in American Depositary Receipts ("ADRs"). ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of underlying foreign securities and are denominated in U.S. dollars. ADRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Funds' respective limitations with respect to such securities. Investments in ADRs involve risks similar to those accompanying direct investments in foreign securities.

         Some Institutions issuing ADRs may not be sponsored by the issuer. If a Fund invests in an unsponsored ADR, there may be less information available to the Fund concerning the issuer of the securities underlying the unsponsored ADR than is available for an issuer of securities underlying a sponsored ADR. A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangement with the issuer. Certain of these risks are described above under "Detailed Description of Investment Vehicles and Potential Risks--Foreign Securities."

FOREIGN CURRENCY TRANSACTIONS (The International Growth Fund only)

         In order to protect against a possible loss on investments resulting from a decline in the value of a particular foreign currency against the U.S. dollar or another foreign currency, the International Growth Fund is authorized to enter into forward currency exchange contracts. A forward currency exchange contract is an obligation to purchase or sell a specific currency, or a "basket" of currencies, at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of contract. Although the contracts may be used to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such currency increase. The Fund may also engage in cross-hedging by using forward currency exchange contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if Lyon Street believes that there is a pattern of correlation between the two currencies.

         The Fund may enter into forward currency exchange contracts in several circumstances. When entering into a contract for the purchase or sale of a security, the Fund may enter into a forward currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

         When Lyon Street anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. Similarly, when the securities held by the Fund create a short position in a foreign currency, the Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. While forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. The Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

         A separate account consisting of cash, U.S. Government securities or other liquid securities, equal to the amount of the Fund's assets that could be required to consummate forward contracts will be established with the Fund's custodian except to the extent the contracts are otherwise "covered." For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is "covered" if the Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price no higher than the Fund's price to sell the currency. A forward contract to buy a foreign currency is "covered" if a Fund holds a forward contract (or put option) permitting the Fund to sell the same currency at a price as high as or higher than the Fund's price to buy the currency.

CURRENCY SWAPS (The International Growth Fund only)

         The International Growth Fund may also enter into currency swaps, which involve the exchange of the rights of the Fund and another party to make or receive payments in specific currencies. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis and an amount of liquid assets, such as cash, U.S. Government securities or other liquid securities, having an aggregate net asset value at least equal to such accrued excess will be maintained in segregated accounts by the Trust's custodian. Inasmuch as these transactions are entered into for good faith hedging purposes, the Funds and Lyon Street believe that such obligations do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions.

         The Fund will not enter into a currency swap unless the unsecured commercial paper, senior debt or the claims-paying ability of the other party thereto is rated either A or A-1 or better by S&P or Moody's. If there is a default by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the Interbank market.

OPTIONS (The Equity, Bond and Municipal Bond Funds only)

         The above-referenced Funds may buy put and call options and write covered call and secured put options. Such options may relate to particular securities, indices, financial instruments or foreign currencies, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. A Fund will not purchase put or call options where the aggregate premiums on outstanding options exceed 5% of the Fund's net assets and will not write options on more than 25% of the value of its net assets.

         A call option for a particular security gives the purchaser of the option the right to buy, and a writer has the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Options on indices provide the holder with the right to make or receive a cash settlement upon exercise of the option. With respect to options on indices, the amount of the settlement will equal the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

         The Funds will write call options only if they are "covered." In the case of a call option on a security or currency, the option is "covered" if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid securities, in such amount are held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if a Fund holds a call on the same instrument or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in liquid assets in a segregated account with its custodian. The Funds will write put options only if they are secured by liquid assets maintained in a segregated account by the Funds' custodian in an amount not less than the exercise price of the option at all times during the option period.

         A Fund's obligation to sell an instrument subject to a covered call option written by it, or to purchase an instrument subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying instrument (in the case of a covered call option) or liquidate the segregated account (in the case of a secured put option) until the option expires or the optioned instrument or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

         When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by a Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

         There are several risks associated with transactions in options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

FUTURES CONTRACTS AND RELATED OPTIONS (The Equity, Bond and Municipal Bond Funds only)

         The Equity, Bond and Municipal Bond Funds may also purchase futures contracts, which are contracts in which a Fund agrees, at maturity, to take or make delivery of certain securities, other financial instruments, the cash value of a specified index or, in the case of the International Growth Fund, a stated quantity of foreign currency. The Equity, Bond and Municipal Bond Funds may also purchase and sell put and call options on futures contracts traded on an exchange or board of trade. Futures may be used for hedging purposes or to provide liquid assets. A Fund will not enter into a futures contract unless immediately after any such transaction the aggregate amount of margin deposits on its existing futures positions plus premiums paid for related options is less than 5% of the Fund's net assets. For a detailed description of futures contracts and related options, see Appendix C to this SAI.

ILLIQUID AND RESTRICTED SECURITIES

         The Funds will not invest more than 15% (10% in the case of the Money Market Funds) of the value of their net assets in securities that are illiquid because of restrictions on transferability or other reasons. Repurchase agreements with deemed maturities in excess of seven days, time deposits maturing in more than seven days, currency swaps, SMBSs issued by private issuers, unlisted over-the-counter options, GICs and securities that are not registered under the 1933 Act, but that may be purchased by institutional buyers under Rule 144A are subject to this limit (unless such securities are variable amount master demand notes with maturities of nine months or less or unless the Board determines that a liquid trading market exists).

         Rule 144A allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Lyon Street believes that the market for certain restricted securities such as institutional commercial paper may expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

         Lyon Street monitors the liquidity of restricted securities in the Funds' portfolios under the supervision of the Board of Trustees. In reaching liquidity decisions, Lyon Street will consider such factors as: (a) the frequency of trades and quotes for the security; (b) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (c) the willingness of dealers to undertake to make a market in the security; and (d) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). The use of Rule 144A transactions could have the effect of increasing the level of illiquidity in the Funds during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

SECURITIES LENDING

         A Fund may lend its portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Such loans will not be made by a Fund if, as a result, the aggregate of all outstanding loans of the Fund exceeds one-third of the value of its total assets. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or (including the value of the collateral received for the loan) even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by Lyon Street to be of good standing and when, in Lyon Street's judgment, the income to be earned from the loan justifies the attendant risks.

         Collateral for loans of portfolio securities made by a Fund may consist of cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, irrevocable bank letters of credit or any other liquid high-grade short-term instrument approved for use as collateral by the Securities and Exchange Commission (or any combination thereof). The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis. When a Fund lends its securities, it continues to receive dividends and interest on the securities loaned and may simultaneously earn interest on the investment of the cash collateral. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

CONVERTIBLE SECURITIES (The Large Company Growth Fund, The Growth and Income Fund and The Bond Funds only)

         Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

         In selecting convertible securities, Lyon Street will consider, among other factors, the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying common stocks; the prices of the securities relative to other comparable securities and to the underlying common stocks; whether the securities are entitled to the benefits of sinking funds or other protective conditions; diversification of the Funds' portfolios as to issuers; and whether the securities are rated by a rating agency and, if so, the ratings assigned.

         The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.

INVESTMENT COMPANIES

         The Funds may invest in securities issued by other investment companies, including, but not limited to, money market investment companies, within the limits prescribed by the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the expenses of such other investment company, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations, and may represent a duplication of fees to shareholders of a Fund.

YIELDS AND RATINGS

         The yields on certain obligations, including the money market instruments in which the Funds invest, are dependent on a variety of factors, including general economic conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of an NRSRO represent its opinion as to the quality of the obligations it undertakes to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

         After its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Lyon Street will consider such an event in determining whether the Fund should continue to hold the security. For a description of applicable securities ratings, see Appendix A.

MISCELLANEOUS

         The Funds are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolios from time to time as business and economic conditions as well as market prices may dictate. Securities may be purchased on margin by the Funds only to obtain such short-term credits as are necessary for the clearance of purchases and sales of securities. The Funds will not engage in selling securities short. The Non-Money Market Funds may, however, make short sales against the box. "Selling short against the box" involves selling a security that a Fund owns for delivery at a specified date in the future. The Equity Funds may acquire corporate debt securities as a consequence of distributions that are made to holders of equity securities by certain corporations. The Equity Funds do not intend to hold such debt securities for investment purposes but, rather, will liquidate their holdings in such securities at an appropriate time following receipt.


                             INVESTMENT RESTRICTIONS

         The following investment restrictions include those that have been designated as "fundamental," which may not be changed with respect to a Fund without the vote of a majority of the Fund's outstanding shares (as defined in "Declaration of Trust--Voting Rights"), and those that have been designated as "non-fundamental," which may be changed without shareholder approval. If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's assets will not constitute a violation of the limitation. Unless otherwise stated, each restriction applies to all Funds.

         The following investment restrictions are fundamental:

         A Fund may not:

         (1) Purchase any security (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any issuer if as a result more than 5% of its total assets would be invested in securities of the issuer, except that up to 25% of its total assets may be invested without regard to this limit;

         (2) Borrow money, which includes entering into reverse repurchase agreements, except that a Fund may enter into reverse repurchase agreements or borrow money from banks for temporary or emergency purposes in aggregate amounts up to one-third of the value of the Fund's net assets; provided that while borrowings from banks exceed 5% of a Fund's net assets, any such borrowings and reverse repurchase agreements will be repaid before additional investments are made;

         (3) Pledge more than 15% of its net assets to secure indebtedness; the purchase or sale of securities on a "when issued" basis, or collateral arrangements with respect to the writing of options on securities, are not deemed to be a pledge of assets;

         (4) Issue senior securities; the purchase or sale of securities on a "when issued" basis, or collateral arrangements with respect to the writing of options on securities, are not deemed to be the issuance of a senior security;

         (5) Make loans, except that a Fund may purchase or hold debt securities consistent with its investment objective, lend Fund securities valued at not more than 33 1/3% of its total assets to brokers, dealers and financial institutions, and enter into repurchase agreements;

         (6) With respect to each Fund, other than the Municipal Funds, purchase any security of any issuer if as a result more than 25% of its total assets would be invested in a single industry; except that there is no restriction with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

         (7) With respect to the Municipal Funds, purchase any security (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any issuer if as a result more than 25% of its total assets would be invested in a single industry, including industrial development bonds from the same facility or similar types of facilities if backed solely by non-governmental users; governmental issuers of municipal bonds are not regarded as members of an industry, and the Michigan Municipal Bond Fund and the Michigan Municipal Money Market Fund may invest more than 25% of its assets in industrial development bonds;

         (8) Purchase or sell commodities or commodity contracts or real estate, except a Fund may purchase and sell securities secured by real estate and securities of companies which deal in real estate and may engage in currency or other financial futures contracts and related options transactions;

         (9) Underwrite securities of other issuers, except that a Fund may purchase securities from the issuer or others and dispose of such securities in a manner consistent with its investment objective; or

         (10) With respect to the Equity Funds, purchase any security (other than U.S. Government securities) of any issuer if as a result the Fund would hold more than 10% of the voting securities of the issuer.

         The following investment restrictions are "non-fundamental" and may be changed with respect to a Fund without shareholder approval:

         A Fund may not:

         (1) Purchase securities on margin, except that it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities;

         (2) Invest more than 15% of its total assets (10% of total assets for the Money Market Funds) in (i) securities with legal or contractual restrictions on resale; (ii) securities for which market quotations are not readily available; and (iii) repurchase agreements maturing in more than seven days;

         (3) Invest more than 5% of its total assets in securities of any company having a record, together with its predecessors, of less than three years of continuous operation except that each of the Small Company Growth Fund and the International Growth Fund may invest up to 10% of its total assets in such companies;

         (4) Make short sales of securities or maintain a short position unless at all times when a short position is open it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short; or

         (5) Invest in the securities of other investment companies except as permitted by the Investment Company Act of 1940, as amended, or the rules promulgated thereunder.

         With respect to Non-fundamental Investment Restriction (2), the Funds currently intend to limit investment in illiquid securities to no more than 15% (10% for the Money Market Funds) of each Fund's respective net assets. With respect to fundamental Investment Restriction (7), examples of types of facilities using industrial development bonds purchased by the Municipal Funds include water treatment plants, educational and hospital facilities.

         In order to comply with Securities and Exchange Commission regulations relating to money market funds, the Money Market Funds will limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such securities) to not more than 5% of the value of their total assets at the time of purchase, except for 25% of the value of their total assets which, in the case of the Michigan Municipal Money Market Fund, may be invested without regard to the 5% limit in "First Tier Securities" (as defined by the Securities and Exchange Commission), and, in the case of the Money Market Fund and the Government Money Market Fund, may be invested in First Tier Securities of any one issuer for a period of up to three business days. In addition, no Money Market Fund will engage in options or futures as provided in fundamental Investment Restrictions (3), (4) and (8), nor will the Money Market Funds borrow money, pursuant to fundamental Investment Restriction (2), in excess of 10% of their total assets. With respect to fundamental Investment Restrictions (6) and (7), the Money Market Funds are permitted to invest in excess of 25% of their total assets in obligations of U.S. banks and domestic branches of foreign banks that are subject to the same regulation as U.S. banks.

                             SECURITIES TRANSACTIONS

         Lyon Street, under policies established by the Board of Trustees, selects broker-dealers to execute transactions for the Funds. It is the policy of the Trust, in effecting transactions in portfolio securities, to seek best price and execution of orders. The determination of what may constitute best price and execution in the execution of a transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to a Fund, involving both price paid or received and any commissions and other costs paid, the breadth of the market where the transaction is executed, the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by Lyon Street in determining the overall reasonableness of brokerage commissions paid. In determining best price and execution and selecting brokers to execute transactions, Lyon Street may consider brokerage and research services, such as analyses and reports concerning issuers, industries, securities, economic factors and trends, and other statistical and factual information provided to a Fund. Lyon Street is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a Fund's transactions which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if, but only if, Lyon Street determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of that particular transaction or the overall responsibilities of Lyon Street to the Funds. Any such research and other statistical and factual information provided by brokers to a Fund or Lyon Street is considered to be in addition to and not in lieu of services required to be performed by Lyon Street under its Investment

Advisory Agreement with the Trust. The cost, value and specific application of such information are indeterminable and hence are not practicably allocable among the Trust and other clients of Lyon Street who may indirectly benefit from the availability of such information. Similarly, the Trust may indirectly benefit from information made available as a result of transactions effected for such other clients.

         Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of a transaction may vary among different brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions which are generally fixed. Over-the-counter issues, including corporate debt and government securities, are normally traded on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, Lyon Street will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of newly issued securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. Each Fund may participate, if and when practicable, in group bidding for the purchase of certain securities directly from an issuer in order to take advantage of the lower purchase price available to members of such a group.

         Neither Lyon Street nor the Funds intend to place securities transactions with any particular broker-dealer or group thereof. However, the Trust's Board of Trustees has determined that each Fund may follow a policy of considering sales of the Funds' shares as a factor in the selection of broker-dealers to execute portfolio transactions, subject to the requirements of best price and execution described above. The policy of each Fund with respect to brokerage is and will be reviewed by the Trust's Board of Trustees from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated.

         Lyon Street expects that purchases and sales of securities for the Equity Funds usually will be effected through brokerage transactions for which commissions are payable. Lyon Street expects that purchases and sales of municipal bonds and other debt instruments for the Bond Funds, Municipal Bond Funds and Money Market Funds usually will be principal transactions. Municipal bonds and other debt instruments are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually will be no brokerage commissions paid by the Funds for such purchases.


         For the fiscal years ended December 31, 1996, 1997 and 1998, the following Funds paid commissions in the amounts indicated: $478,044, $1,400,322 and $324,798, respectively, for the Growth and Income Fund; $34,687, $235,105 and $124,194, respectively, for the Index Equity Fund; $453,811, $710,902 and $1,349,232, respectively, for the Small Company Growth Fund; and $211,929, $234,749 and $419,688, respectively, for the International Growth Fund. The increase in the amount of brokerage commissions paid by the Small Company Growth Fund and the International Growth Fund is attributable to an increase in the size of each Fund and an increase in each Fund's portfolio turnover. The Tax-Free Income Fund paid commissions in the amount of $2,500 for the fiscal year ended December 31, 1996. No other Fund paid brokerage commissions during the last three fiscal years. No Fund paid any brokerage commissions to an affiliated broker of the Trust.

         Investment decisions for each Fund are made independently by Lyon Street from those of the other Funds and investment accounts advised by Lyon Street. It may frequently develop that the same investment decision is made for more than one Fund or account. Simultaneous transactions are inevitable when the same security is suitable for the investment objective of more than one Fund or account. When two or more Funds or accounts are engaged in the purchase or sale of the same security, the transaction is allocated as to amount in accordance with a formula which Lyon Street believes is equitable to each Fund or account. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a particular Fund is concerned. To the extent permitted by law, Lyon Street may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for another Fund or account.

         In no instances will securities held by a Fund be purchased from or sold to Lyon Street, the Trust's Distributor or any of their "affiliated persons," as defined in the 1940 Act, except as may be permitted by any applicable regulatory exemption or exemptive order.

         As of December 31, 1998, Growth and Income Fund owned equity securities of Merrill Lynch & Co. in the amount of $2,483,000 and equity securities of Morgan Stanley, Dean Witter & Co. in the amount of $4,686,000; Index Equity Fund owned equity securities of Merrill Lynch & Co. in the amount of $1,889,000, equity securities of Morgan Stanley, Dean Witter & Co. in the amount of $3,324,000, equity securities of Bear Stearns Co., Inc in the amount of $344,000, and equity securities of Lehman Brothers, Inc. in the amount of $423,000; International Growth Fund owned equity securities of HSBC Group in the amount of $4,633,000; Short Term Bond Fund owned debt securities of Merrill Lynch & Co. in the amount of $5,156,000 and debt securities of Morgan Stanley, Dean Witter & Co. in the amount of $6,128,000; Intermediate Bond Fund owned debt securities of Bear Stearns Co. in the amount of $5,644,000 and debt securities of HSBC Group in the amount of $8,150,000; and the Income Fund owned debt securities of HSBC Group in the amount of $2,038,000 and debt securities of Lehman Brothers, Inc. in the amount of $2,215,000. As of December 31, 1998, no other Fund owned securities of the Trust's regular broker-dealers.

                             VALUATION OF SECURITIES

MONEY MARKET FUNDS

         As stated in the prospectus, the Money Market Funds seek to maintain a net asset value of $1.00 per share and, in this connection, value their instruments on the basis of amortized cost pursuant to Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and thereafter assumes a constant accretion or amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if the Fund sold the instrument. During such periods the yield to investors in the Fund may differ somewhat from that obtained in a similar entity which uses available indications as to market value to value its portfolio instruments. For example, if the use of amortized cost resulted in a lower (higher) aggregate Fund value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher (lower) yield and ownership interest than would result from investment in such similar entity and existing investors would receive less
(more) investment income and ownership interest. However, the Trust expects that the procedures and limitations referred to in the following paragraphs of this section will tend to minimize the differences referred to above.

         Under Rule 2a-7, the Trust's Board of Trustees, in supervising the Money Market Funds' operations and delegating special responsibilities involving portfolio management to Lyon Street, has established procedures that are intended, taking into account current market conditions and the Funds' investment objectives, to stabilize the net asset value of each Money Market Fund, as computed for the purposes of purchases and redemptions, at $1.00 per share. The Trustees' procedures include periodic monitoring of the difference between the amortized cost value per share and the net asset value per share based upon available indications of market value (the "Market Value Difference"). Available indications of market value consist of actual market quotations or appropriate substitutes which reflect current market conditions and include (a) quotations or estimates of market value for individual portfolio instruments and/or (b) values for individual portfolio instruments derived from market quotations relating to varying maturities of a class of money market instruments.

         In the event the Market Value Difference exceeds 1/2 of 1%, the Trustees' procedures provide that the Trustees will take such steps as they consider appropriate (e.g., selling portfolio instruments to shorten the dollar-weighted average portfolio maturity or to realize capital gains or losses, reducing or suspending shareholder income accruals, redeeming shares in kind, or utilizing a net asset value per share based upon available indications of market value which under such circumstances would vary from $1.00) to eliminate or reduce to the extent reasonably practicable any material dilution or other unfair results to investors or existing shareholders which might arise from Market Value Differences.

         The Funds limit their investments to instruments which Lyon Street has determined present minimal credit risk (pursuant to guidelines established by the Board of Trustees) and which are "Eligible Securities" as defined by Rule 2a-7. The Funds are also required to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share. Should the disposition of a security result in a dollar-weighted average portfolio maturity of more than 90 days, a Fund will invest its available cash in such a manner as to reduce such maturity to 90 days or less as soon as practicable.

         It is the normal practice of the Funds to hold securities to maturity and realize par therefor, unless a sale or other disposition is mandated by redemption requirements or other extraordinary circumstances. Under the amortized cost method of valuation traditionally employed by institutions for valuation of money market instruments, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the Funds. In periods of declining interest rates, the indicated daily yield on shares of the Funds, computed by dividing its annualized daily income by the net asset value computed as above, may tend to be lower than similar computations made by utilizing a method of valuation based upon market prices and estimates. In periods of rising interest rates, the daily yield of shares at the value computed as described above may tend to be higher than a similar computation made by utilizing a method of calculation based upon market prices and estimates.

NON-MONEY MARKET FUNDS

         Current values for the Non-Money Market Funds' portfolio securities are determined as follows:

         (1) Common stock, preferred stock and other equity securities listed on the NYSE are valued on the basis of the last sale price on the exchange. In the absence of any sales, such securities are valued at the last bid price;

         (2) Common stock, preferred stock and other equity securities listed on other U.S. or foreign exchanges will be valued as described in (1) above using quotations on the exchange on which the security is primarily traded;

         (3) Common stock, preferred stock and other equity securities which are unlisted and quoted on the National Market System (NMS) are valued at the last sale price, provided a sale has occurred. In the absence of any sales, such securities are valued at the high or "inside" bid, which is the bid supplied by the National Association of Securities Dealers on its NASDAQ system for securities traded in the over-the-counter market;

         (4) Common stock, preferred stock and other equity securities which are quoted on NASDAQ but not listed on NMS are valued at the high or "inside" bid;


         (5) Common stock, preferred stock and other equity securities which are not listed and not quoted on NASDAQ and for which over-the-counter market quotations are readily available are valued at the mean between the current bid and asked prices for such securities;


         (6) Non-U.S. common stock, preferred stock and other equity securities which are not listed or are listed and subject to restrictions on sale are valued at prices supplied by a dealer selected by Lyon Street and approved by the Board of Trustees;



         (7) Bonds, debentures and other debt securities, whether or not listed on any national securities exchange, are valued at a price supplied by a pricing service or a bond dealer selected by Lyon Street and approved by the Board of Trustees;


         (8) Short-term debt securities which when purchased have maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest, approximates market value and which reflects fair value as determined by the Board of Trustees;

         (9) Short-term debt securities having maturities of more than sixty days when purchased which are held on the sixtieth day prior to maturity are thereafter valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest, approximates market value and which reflects fair value as determined by the Board of Trustees; and

         (10) The following are valued at prices deemed in good faith to be fair under procedures established by the Board of Trustees: (a) securities, including restricted securities, for which market quotations are not readily available, and (b) any other security for which the application of the above methods is deemed by Lyon Street not to be representative of the market value of such security.

         In valuing each Fund's assets, the Trust's fund accountant will "mark-to-market" the current value of a Fund's open futures contracts and options. For valuation purposes, quotations of securities denominated in foreign currencies are converted to into U.S. dollars at the prevailing currency exchange rate on the day of the conversion.

                              TRUSTEES AND OFFICERS

         The Trust is governed by a Board of Trustees. The Trustees are responsible for the overall management of the Trust and retain and supervise the Funds' Adviser, Administrator, Distributor, Transfer Agent and Custodian.

         The names, ages and principal occupations during the last five years of the Trustees and officers of the Trust are listed below. The address of all the Trustees and officers is 3435 Stelzer Road, Columbus, Ohio 43219.

         JOSEPH F. DAMORE, Trustee, 46; President and Chief Executive Officer of Sparrow Hospital and Health System; formerly Director and Executive Vice President, Sisters of Mercy Health Corporation.


         * E. PHILIP FARLEY, Trustee, 59; retired; formerly Executive Vice President of Old Kent Financial Corporation - Manager of Community Banks from 1998 to retirement; prior to that Executive Vice President of the Investment Management and Trust Department of Old Kent Bank.


         * WALTER B. GRIMM, Trustee, Chairman and Vice President, 53; Senior Vice President of Client Services for BISYS Fund Services; formerly President of Lehigh Investments.

         JAMES F. RAINEY, Trustee, 56; Associate Dean for Academic Affairs in The Eli Broad Graduate School of Management at Michigan State University.

         RONALD F. VANSTEELAND, Trustee, 58; Vice President for Finance and Administration and Treasurer of Grand Valley State University, Allendale, Michigan and Treasurer of Grand Valley State University Foundation.

         JAMES F. DUCA, II, President, 41; Vice President of Old Kent Financial Corporation; and formerly Vice President and Trust Counsel for Marshall & Ilsley Trust Company.

         R. JEFFREY YOUNG, Vice President and Assistant Secretary, 34; Vice President - Client Services for BISYS Fund Services; and formerly employed by The Heebink Group.

         MARTIN R. DEAN, Treasurer, 35; Vice President - Administration Services for BISYS Fund Services; and formerly employed by KPMG LLP.

         ROBERT L. TUCH, Secretary, 47; Vice President - Legal Services for BISYS Fund Services.


         W. BRUCE MCCONNEL, III, Assistant Secretary, 56; Partner in the law firm of Drinker Biddle & Reath LLP.


         ALAINA V. METZ, Assistant Secretary, 32; Chief Administrator of the Blue Sky Department for BISYS Fund Services; and formerly employed by Alliance Capital Management.

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*    This Trustee is an interested person of the Trust as defined under the 1940
     Act.

         During the fiscal year ended December 31, 1998, no officer, director or employee of the Trust's service contractors, or any of their parents or subsidiaries, received any direct remuneration from the Trust for serving as a Trustee or officer of the Trust, although BISYS and its affiliates, of which Messrs. Grimm, Young, Dean, and Tuch and Ms. Metz are also employees, receives fees from the Trust for administrative, fund accounting and transfer agency services. Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees as counsel to the Trust. Each Trustee earns an annual fee of $8,000 and additional fees of $1,750 for each regular meeting attended, $1,000 for each special meeting attended and $500 for each telephonic meeting, plus reimbursement of expenses incurred as a Trustee.

         Listed below is the compensation paid to each Trustee by the Trust for the fiscal year ended December 31, 1998. The Board of Trustees has established The Kent Funds Deferred Compensation Plan (the "Deferred Compensation Plan") pursuant to which the Trustees may elect to defer receipt of the compensation payable to them by the Trust. Under the terms of the Deferred Compensation Plan, amounts deferred by the Trustees are credited with the earnings on certain investment options which may include one or more of the Funds. Trustees receive payment of their deferred compensation and any related earnings upon ceasing to be a Trustee of the Trust. Such payment is made at the election of the Trustee, either in a lump sum or in annual installments over two to fifteen years. The Trust's obligation to pay the Trustee's deferred compensation is a general unsecured obligation.

                                                                                           TOTAL COMPENSATION
                                                                                           FROM THE TRUST AND
NAME OF PERSON                                     AGGREGATE COMPENSATION                   FUND COMPLEX PAID
   AND POSITION                                        FROM THE TRUST                           TO TRUSTEES
   ------------                                        --------------                           -----------

Joseph F. Damore, Trustee                               $ 15,000 *                              $ 15,000

E. Philip Farley, Trustee                               $      0                                $      0

Walter B. Grimm, Trustee                                $      0                                $      0

James F. Rainey, Trustee                                $ 15,000 *                              $ 15,000

Ronald F. VanSteeland, Trustee                          $ 15,000                                $ 15,000

- -------------------

*        During the fiscal year ended December 31, 1998, Mr. Damore deferred
         $15,000 of his compensation and Mr. Rainey deferred
         $7,500 of his compensation pursuant to the Deferred
         Compensation Plan.


         As of the date hereof, the Trustees and officers of the Trust as a group beneficially owned less than 1% of the Trust's outstanding shares.




                               INVESTMENT ADVISER

LYON STREET ASSET MANAGEMENT COMPANY

         Lyon Street is the investment adviser to the Funds. Effective as of March 2, 1998, Lyon Street, a wholly-owned subsidiary of Old Kent Bank ("Old Kent"), assumed the investment advisory responsibilities of Old Kent for each of the Funds on the terms and conditions stated in the prospectus. This change did not involve a change in control or management of the investment adviser or a change in the Funds' portfolio managers. As of December 31, 1998, Lyon Street managed assets of approximately $6.1 billion. The Trust is the first registered investment company for which Lyon Street has provided investment advisory services. Lyon Street is located at 111 Lyon Street, N.W., Grand Rapids, MI 49503.

         Old Kent is a Michigan banking corporation which, with its affiliates, provided commercial and retail banking and trust services through more than 200 banking offices in Michigan and Illinois as of December 31, 1998. Old Kent offers a broad range of financial services, including commercial and consumer loans, corporate and personal trust services, demand and time deposit accounts, letters of credit and international financial services.

         Old Kent is a subsidiary of Old Kent Financial Corporation, a bank holding company headquartered in Grand Rapids, Michigan, with approximately $16.6 billion in total consolidated assets as of December 31, 1998. Through offices in numerous states, Old Kent Financial Corporation and its subsidiaries provide a broad range of financial services to individuals and businesses.

         Lyon Street employs an experienced staff of professional investment analysts, portfolio managers and traders and uses several proprietary computer-based systems in conjunction with fundamental analysis to identify investment opportunities.

INVESTMENT ADVISORY AGREEMENT

         The overall supervision and management of the Funds rests with the Trust's Board of Trustees. Pursuant to a written Investment Advisory Agreement with the Trust, dated October 12, 1990, as amended, Lyon Street furnishes to the Trust investment advice with respect to the Funds, makes all investment decisions for the Funds, and places purchase and sale orders for the Funds' securities. Lyon Street is responsible for all expenses incurred by it in connection with its advisory activities, other than the cost of securities and other investments purchased or sold for the Funds, and any brokerage commissions or other transaction charges that may be associated with such purchases and sales.

         For its services to each Fund, Lyon Street is entitled to an annual fee based on the average daily net asset value of each Fund, payable monthly, at the following rates: the Large Company Growth Fund, 0.70%; the Growth and Income Fund, 0.70%; the Index Equity Fund, 0.30%; the Small Company Growth Fund, 0.70%; the International Growth Fund, 0.75%; the Income Fund, 0.60%; the Intermediate Bond Fund, 0.55%; the Short Term Bond Fund, 0.50%; the Tax-Free Income Fund, 0.55%; the Intermediate Tax-Free Fund, 0.50%; the Michigan Municipal Bond Fund, 0.45%; the Money Market Fund, 0.40%; the Government Money Market Fund, 0.40%; and the Michigan Municipal Money Market Fund, 0.40%. Lyon Street may rebate its advisory fees to the trust accounts of certain of its institutional customers.

         For the fiscal years ended December 31, 1996, 1997 and 1998, Lyon Street and Old Kent, the Trust's former investment adviser, earned the following advisory fees for each Fund: $3,202,775, $4,568,032 and $5,462,664, respectively, for the Growth and Income Fund; $654,709, $1,278,392 and $2,128,823, respectively, for the Index Equity Fund; $3,613,394, $4,597,213 and $5,258,368, respectively, for the Small Company Growth Fund; $2,465,291, $3,529,317, and $3,990,372, respectively, for the International Growth Fund; $4,537,199, $4,262,333, and $4,345,604, respectively, for the Intermediate Bond Fund; $1,421,272, $857,575, and $696,368, respectively, for the Short Term Bond Fund; $1,458,010, $1,424,578, and $1,431,252, respectively, for the Intermediate Tax-Free Fund; $772,339, $563,275, and $561,713, respectively, for the Michigan Municipal Bond Fund; $1,747,159, $2,092,414, and $2,260,092, respectively, for the Money Market Fund; $653,417, $781,668, and $1,279,122, respectively, for the Michigan Municipal Money Market Fund; $1,209,526, $1,489,950, and $1,481,491, respectively, for the Income Fund and $595,616, $642,997 and $687,774, respectively, for the Tax-Free Income Fund. For the fiscal period ended December 31, 1997, and the fiscal year ended December 31, 1998, Old Kent and Lyon Street earned $226,041 and $466,055, respectively in advisory fees for the Government Money Market Fund.


         For the fiscal years ended December 31, 1997 and December 31, 1998, Old Kent and Lyon Street waived a portion of their advisory fees for the Index Equity Fund. Net of such waivers, they received $1,158,610 and $1,774,016, respectively. For the fiscal period ended December 31, 1997 and the fiscal year ended December 31, 1998, Old Kent and Lyon Street waived a portion of their advisory fees for the Government Money Market Fund. Net of such waivers, Old Kent and Lyon Street received $112,896 and $233,030, respectively.

         Under the Investment Advisory Agreement, Lyon Street's liability in connection with rendering services thereunder is limited to situations involving a breach of its fiduciary duty, its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

         The Trustees of the Trust, including a majority of those Trustees who are not parties to the Investment Advisory Agreement or interested persons of any such party, most recently approved the agreement, as amended, on May 22, 1998. The Agreement continues in effect from year to year with respect to each Fund only if such continuance is specifically approved at least annually by the Trustees of the Trust, including the "non-interested" Trustees, or by vote of a majority of the outstanding voting shares of such Fund. The Investment Advisory Agreement will terminate automatically upon its assignment and may be terminated with respect to any Fund or Funds without penalty on 60-days' written notice at the option of either party or by a vote of the shareholders of such Fund or Funds.

                                  ADMINISTRATOR


         Old Kent Securities Corporation ("OKSC"), 111 Lyon Street NW, Grand Rapids, Michigan 49503 serves as the Administrator of the Trust under an Administration Agreement dated December 1, 1999. OKSC provides management and administrative services and, in general, supervises the operation of each Fund (other than investment advisory operations). The current term of the Administration Agreement ends on December 31, 2001. Thereafter, the agreement may be renewed for successive one-year periods.

         By the terms of the Administration Agreement, OKSC is required to provide to the Funds management and administrative services, as well as all necessary office space, equipment and clerical personnel for managing and administering the affairs of the Funds. OKSC is required to supervise the provision of custodial, auditing, valuation, bookkeeping, legal, stock transfer and dividend disbursing services and provide other management and administrative services.

         As compensation for the services and facilities provided to the Funds pursuant to the Administration Agreement, OKSC is entitled to receive an annual fee, payable monthly as one twelfth of the annual fee, based on the Trust's aggregate average daily net assets as follows: up to $5.0 billion - .185% of such assets; between $5.0 and $7.5 billion - .165% of such assets; and over $7.5 billion - .135% of such assets provided, however, that such annual fee shall be subject to an annual minimum fee of $45,000 per fund that is applicable to certain Funds of the Trust. All expenses (other than those specifically referred to as being borne by OKSC in the Administration Agreement) incurred by OKSC in connection with the operation of the Trust are borne by the Funds. To the extent that OKSC incurs any such expenses or provides certain additional services to the Trust, the Funds promptly will reimburse OKSC therefor.


         OKSC also serves as the Trust's Fund Accountant pursuant to a Fund Accounting Agreement, dated December 1, 1999. Under the Fund Accounting Agreement, OKSC prices each Fund's shares, calculates each Fund's net asset value, and maintains the general ledger accounting records for each Fund. For these services, OKSC is entitled to receive a fee computed daily at the annual rate of .015% of the Trust's average daily net assets, provided, however, that such annual fee shall be subject to an annual minimum fee of $10,000 per fund that is applicable to certain Funds of the Trust. The current term of the Fund Accounting Agreement ends on December 31, 2001. Thereafter, the agreement may be renewed for successive one-year periods.

         For the fiscal periods ended December 31, 1996, 1997 and 1998, the Trust paid the following administration fees to its former administrators:
$896,290, $1,169,235, and $1,411,202, respectively, for the Growth and Income Fund; $212,487, $464,741, and $857,078, respectively, for the Index Equity Fund; $1,011,600, $1,176,682, and $1,358,690, respectively, for the Small Company
Growth Fund; $643,425, $842,845, and $962,462, respectively, for the International Growth Fund; $1,618,455, $1,386,330 and $1,429,015, respectively, for the Intermediate Bond Fund; $558,367, $306,274 and $251,895, respectively, for the Short Term Bond Fund; $571,869,$509,532 and $517,725, respectively, for the Intermediate Tax-Free Fund; $337,467, $223,672 and $225,753, respectively, for the Michigan Municipal Bond Fund; $425,618, $504,642 and $624,863, respectively, for the Money Market Fund; $159,777, $178,917 and $321,507, respectively, for the Michigan Municipal Money Market Fund; $393,938, $444,179 and $446,634, respectively for the Income Fund; and $227,178, $209,139 and $226,159, respectively, for the Tax Free Income Fund. For the fiscal period ended December 31, 1997 and the fiscal year ended December 31, 1998, the Government Money Market Fund paid $36,124 and $95,865, respectively, in administration fees.

        The amounts listed above as paid are net of the following waivers. For the fiscal period ended December 31, 1998, the administration fees waived by the Trust's former administrator were $425,483 for the Index Equity Fund, $394,533 for the Money Market Fund, $255,083 for the Michigan Municipal Money Market Fund, and $114,295 for the Government Money Market Fund.

Sub-Administration and Sub-Fund Accounting Agreements

       BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 ("BISYS"), provides certain administrative services to the Trust pursuant to a Sub-Administration Agreement between OKSC and BISYS. BISYS also provides certain fund accounting services to the Trust pursuant to a Sub-Fund Accounting Agreement between OKSC and BISYS. As compensation for its services, BISYS receives fees from OKSC. The fees paid to BISYS by OKSC for such services come out of OKSC's fees and are not an additional charge to the Funds.


                                   DISTRIBUTOR



         The Trust has entered into a Distribution Agreement dated July 1, 1999 with Kent Fund Distributors, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 ("KDFI"). After the initial one year term unless otherwise terminated, the Distribution Agreement will continue in effect from year to year if approved at least annually at a meeting called for that purpose by a majority of the Trustees and a majority of the "non-interested" Trustees, as that term is defined in the 1940 Act. Shares of the Funds are sold on a continuous basis by KDFI as agent for the Trust, and KDFI has agreed to use its best efforts to solicit orders for the sale of shares of the Funds.

        For the fiscal years ended 1996, 1997 and 1998, the Trust paid its former distributors total underwriting commissions of $527,141, $55,000 and $0, respectively. This entire amount was re-allocated to broker-dealers which had selling agreements with the distributor.



                                 TRANSFER AGENT


         OKSC serves as the Trust's transfer agent and dividend disbursing agent pursuant to a Transfer Agency Agreement. Under the Transfer Agency Agreement, OKSC processes purchases and redemptions of each Fund's shares and maintains each Fund's shareholder transfer and accounting records, such as the history of purchases, redemptions, dividend distributions, and similar transactions in a shareholder's account.

         BISYS provides certain transfer agent and dividend disbursing agent services to the Trust pursuant to a Sub-Transfer Agency Agreement between OKSC and BISYS.


                         CUSTODIAN, AUDITORS AND COUNSEL


         The Bank of New York, 100 Church Street, New York, New York 10286 is custodian of all securities and cash of the Trust.


         KPMG LLP, Two Nationwide Plaza, Suite 1600, Columbus, Ohio 43215, Certified Public Accountants, are the independent auditors for the Trust.


         Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103, serves as counsel to the Trust.

                                DISTRIBUTION PLAN

         THIS SECTION RELATES ONLY TO THE INVESTMENT SHARES OF THE FUNDS. THE INSTITUTIONAL SHARES HAVE NOT ADOPTED A DISTRIBUTION PLAN.

         As described in the prospectuses, the Trust has adopted with respect to its Investment Shares a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act which regulates circumstances under which an investment company may bear expenses associated with the distribution of its shares. The Plan provides that the Investment Shares of a Fund may incur certain expenses which may not exceed a maximum amount equal to 0.25% (on an annualized basis) of the average daily net asset value of the Investment Shares. Under the Plan, the Distributor is entitled to receive from the Fund a distribution fee, which is accrued daily and paid monthly, of up to 0.25%. The Plan obligates a Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of a Fund the fee agreed to under the Distribution Plan. Payments under the Plan are not tied exclusively to expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.

         All persons authorized to direct the disposition of monies paid or payable by a Fund pursuant to the Plan or any related agreement must provide to the Trust's Board of Trustees at least quarterly a written report of the amounts so expended and the purposes for which such expenditures were made. Representatives, brokers, dealers or others receiving payments pursuant to the Plan must determine that such payments and the services provided in connection with such payments are appropriate for such persons and are not in violation of regulatory limitations applicable to such persons.

         The services under the Plan may include assistance in advertising and marketing of Investment Shares, aggregating and processing purchase, exchange and redemption requests for Investment Shares, maintaining account records, issuing confirmations of transactions and providing sub-accounting with respect to Investment Shares.

         As required by Rule 12b-1, the Plan and the related Distribution and Servicing Agreements have been approved, and are subject to annual approval, by a majority of the Trust's Board of Trustees, and by a majority of the Trustees who are not "interested" persons of the Trust (as defined by the 1940 Act) and who have no direct or indirect interest in the operation of the Plan and the agreements related thereto ("Independent Trustees"), by a vote cast in person at a meeting called for the purpose of voting on the Plan and related agreements. The Plan was most recently approved by the Board of Trustees as a whole and by the Independent Trustees on November 19, 1998. In compliance with Rule 12b-1, the Trustees requested and evaluated information they thought necessary to an informed determination of whether the Plan and related agreements should be implemented, and concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there was a reasonable likelihood that the Plan and the related agreements would benefit the Funds and their shareholders. The Trustees concluded that the Plan could enhance the retail distribution of the Funds, thereby resulting in growth of the Funds' assets and a wider shareholder base. This could help the Funds to remain competitive with other funds by, among other things, lessening the impact on shareholders of redemptions, attracting talented investment managers and providing flexibility to portfolio managers in the execution of Fund orders. The Plan may not be amended in order to increase materially the amount of distribution expenses permitted under the Plan without such amendment being approved by a majority vote of the outstanding Investment Shares of the affected Fund. The Plan may be terminated at any time by a majority vote of the Independent Trustees or by a majority vote of the outstanding Investment Shares of the affected Fund.

         While the Plan is in effect, the selection and nomination of Trustees who are not "interested persons" has been committed to the discretion of the "non-interested" Trustees then in office.


         For the fiscal year ended December 31, 1998, the following payments were made under the Plan: Growth and Income Fund, $109,568; Index Equity Fund, $84,973; Small Company Growth Fund, $59,520; International Growth Fund, $27,994; Income Fund, $21,966; Intermediate Bond Fund, $24,241;
Short Term Bond Fund, $10,270; Tax-Free Income Fund, $4,710;
Intermediate Tax-Free Fund, $9,397; and Michigan Municipal Bond Fund,

$7,003. All of such payments were made to broker-dealers and other selling and/or servicing institutions. For the current fiscal year, Investment Shares of the Growth and Income Fund, Index Equity Fund, Small Company Growth Fund, International Growth Fund, Income Fund, Intermediate Bond Fund, Tax-Free Income Fund and Intermediate Tax-Free Fund will be charged a fee pursuant to the Plan at an annual rate of 0.25% of their average Investment class net assets. For the current fiscal year, Investment Shares of the Short Term Bond Fund, and Michigan Municipal Bond Fund will be charged a fee pursuant to the Plan at an annual rate of 0.15% of their average Investment class net assets. The Trust does not currently intend to charge a fee under the Plan for the Money Market Funds.




                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


         The prospectus for the Funds describe those investors who are eligible to purchase Investment Shares and those who are eligible to purchase Institutional Shares.


         In an exchange, shares in the Fund from which an investor is withdrawing will be redeemed at the net asset value per share next determined after the exchange request is received. Shares of the Fund in which the investor is investing will also normally be purchased at the net asset value per share next determined after acceptance of the purchase order by the Trust in accordance with its customary policies for accepting investments.

         Under the 1940 Act, the Trust may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the Securities and Exchange Commission; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the Securities and Exchange Commission has by order permitted such suspension; or (d) an emergency exists as determined by the Securities and Exchange Commission. (The Trust may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)


         In addition to the situation described in the prospectus under "Shareholder Information--Closing of Small Accounts," the Trust may redeem shares involuntarily if it appears appropriate to do so in light of the Trust's responsibilities under the 1940 Act, to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder, or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the prospectus from time to time.


         A Fund may make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. In the event shares are redeemed for securities or other property, shareholders may incur additional costs in connection with the conversion thereof to cash. Redemption in kind is not as liquid as a cash redemption. Shareholders who receive a redemption in kind may receive less than the redemption value of their shares upon sale of the securities or property received, particularly where such securities are sold prior to maturity.

         The Trust has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that each portfolio of the Trust is obligated to redeem shares solely in cash up to $250,000 or 1% of such portfolio's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount may be made in proceeds other than cash.

                               DIVIDENDS AND TAXES


FEDERAL - GENERAL

         Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute its income to shareholders each year, so that each Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to so qualify: (1) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction.

         As described in the prospectus for the Municipal Funds, such Funds are designed to provide investors with tax-exempt interest income. The Municipal Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Municipal Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the Funds' dividends being tax-exempt. In addition, the Municipal Funds may not be an appropriate investment for persons or entities that are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

         In order for the Municipal Funds to pay federal tax-exempt dividends with respect to any taxable year, at the close of each taxable quarter at least 50% of the aggregate value of the Fund must consist of exempt-interest obligations.

         The provisions regarding financial instruments, foreign currencies and foreign corporations may from time to time cause a Fund to recognize income in excess of cash received in a transaction. Moreover, a Fund's investment alternatives will to some extent be constrained by tax requirements applicable to regulated investment companies.


                              DECLARATION OF TRUST

DESCRIPTION OF SHARES

         The Trust's Restatement of Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest in one or more separate series, and the creation of one or more classes of shares within each series. Each share of a series represents an equal proportionate interest in the Trust with each other share of that series. Each series represents interests in a different investment portfolio. The Trust currently offers fifteen series of shares. One of those series has established a single class of shares. The other fourteen series have established two separate classes of shares - Investment Shares and Institutional Shares. Each share of the Trust has no par value and is entitled to such dividends and distributions of the income earned on its respective series' assets as are declared at the discretion of the Trustees. Each class or series is entitled upon liquidation of such class or series to a pro rata share in the net assets of that class or series. Shareholders have no preemptive rights. When issued for payment as described in the prospectus, shares will be legally issued, fully paid and non-assessable.

         The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to that Fund and with a share of the general liabilities of the Trust. Expenses with respect to the portfolios of the Trust are normally allocated in proportion to the net asset value of the respective portfolios except where allocations of direct expenses can otherwise be fairly made.

SHAREHOLDER LIABILITY

         The Trust is an entity of the type commonly known as a "Massachusetts Business Trust." Pursuant to certain decisions of the Supreme Judicial Court of Massachusetts, there is a possibility that shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, even if the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Restatement of Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in every note, bond, contract or other undertaking entered into or executed by the Trust or the Trustees. In addition, the Restatement of Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

VOTING RIGHTS

         Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1, or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of that investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to a particular investment portfolio.

         The term "majority of the outstanding shares" of a Fund means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

         Shares of the Trust have non-cumulative voting rights, which means that the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining less than 50% of the shares of the Trust voting will not be able to elect any Trustees.

         As a general matter, the Trust does not hold annual or other meetings of shareholders. At such time, however, as less than a majority of the Trustees holding office have been elected by shareholders, the Trustees then in office will call a shareholders meeting for the election of Trustees. The Trustees shall continue to hold office indefinitely, unless otherwise required by law, and may appoint successor Trustees. A Trustee may be removed from office: (1) at any time by two-thirds vote of the Trustees; or (2) at a special meeting of shareholders by a two-thirds vote of the outstanding shares. Trustees may also voluntarily resign from office.

LIMITATION OF TRUSTEES' LIABILITY

         The Restatement of Declaration of Trust provides that the Trustees shall not be responsible or liable for any neglect or wrongdoing of any officer, agent, employee or adviser of the Trust, provided that they have exercised reasonable care in the selection of such individuals. The Restatement of Declaration of Trust also provides that a Trustee shall be indemnified against all liabilities and expenses reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding in which said Trustee is involved by reason of being or having been a Trustee of the Trust, except with respect to any matter as to which such Trustee has been finally adjudicated not to have acted in good faith in the reasonable belief that his or her actions were in the best interest of the Trust. Nothing in the Restatement of Declaration of Trust shall protect a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office as Trustee.

                 STANDARDIZED TOTAL RETURN AND YIELD QUOTATIONS

MONEY MARKET FUNDS

         The yields for the Investment Shares and Institutional Shares of the Money Market Funds as they may appear from time to time in advertisements will be calculated by determining the net change exclusive of capital changes (all realized and unrealized gains and losses) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, multiplying the base period return by (365/7) and carrying the resulting yield figure to the nearest hundredth of one percent. The determination of net change in account value will reflect the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares and all fees charged to all shareholder accounts for each class of shares in proportion to the length of the base period and the average account size for each class. The 30-day yield for each Fund is determined similarly. Based on the foregoing formula, for the 7-day period ended December 31, 1998, the yields of the Institutional Shares of the Money Market Fund, Government Money Market Fund and Michigan Municipal Money Market Fund were 4.78%, 4.73% and 3.17%, respectively. For the same period, the 7-day yields of the Investment Shares of the Money Market Fund, Government Money Market Fund and Michigan Municipal Money Market Fund were 4.78%, 4.72% and 3.17%, respectively. The yield figures reflect waivers of certain expenses.

         If realized and unrealized gains and losses were included in the yield calculation, the yield of a Fund might vary materially from that reported in advertisements.

         In addition to the yields for each class of shares of the Money Market Funds, the effective yields for each class may appear from time to time in advertisements. The effective yield will be calculated by compounding the unannualized base period return by adding 1 to the quotient, raising the sum to a power equal to 365 divided by 7, subtracting 1 from the result and carrying the resulting effective yield figure to the nearest hundredth of one percent. Based on the foregoing formula, for the period ended December 31, 1998, the effective yields of the Institutional Shares of the Money Market Fund, Government Money Market Fund and Michigan Municipal Money Market Fund were 4.89%, 4.84% and 3.22%, respectively. For the same period, the effective yields of the Investment Shares of the Money Market Fund, Government Money Market Fund and Michigan Municipal Money Market Fund were 4.89%, 4.83% and 3.22%, respectively. These yield figures reflect waivers of certain expenses.

         Each Money Market Fund may also quote from time to time its total return in accordance with Securities and Exchange Commission Regulations.

NON-MONEY MARKET FUNDS

         A Fund calculates its average annual total return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                     ERV 1/n
                               T = [(-------) - 1]
                                        P

         Where:        T =     average annual total return;

                     ERV =     ending redeemable value of a hypothetical
                               $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of such applicable period (or a fractional portion thereof);

                        P =    hypothetical initial payment of $1,000; and

                        n =    number of years.

Based on the foregoing calculation, the average annual total returns for the Funds for the periods ended December 31, 1998 were as follows:


                                                         INVESTMENT SHARES

                                                    Inception                                          Since
                                                      Date          One Year        Five Years       Inception
                                                      ----          --------        ----------       ---------
Growth and Income Fund                              12/01/92           27.68%          20.58%          18.90%
Index Equity Fund                                   11/25/92           27.93%          23.05%          20.60%
Small Company Growth Fund                           12/04/92           -6.40%          11.94%          12.94%
International Growth Fund                           12/04/92           17.60%           8.62%          11.77%
Income Fund                                         03/22/95            9.04%            N/A            9.14%
Intermediate Bond Fund                              11/25/92            7.26%           5.89%           6.22%
Short Term Bond Fund                                12/04/92            6.00%           5.48%           5.06%
Tax-Free Income Fund                                03/31/95            5.43%            N/A            6.82%
Intermediate Tax-Free Fund                          12/18/92            5.09%           4.83%           5.44%
Michigan Municipal Bond Fund                        05/11/93            4.60%           4.27%           4.29%
Money Market Fund                                   12/09/92            5.13%           4.94%           4.48%
Government Money Market Fund                        06/02/97            5.17%            N/A            5.23%
Michigan Municipal Money Market Fund                12/15/92            3.06%           3.07%           2.83%





                              INSTITUTIONAL SHARES

                                                   Inception                                       Since
                                                      Date        One Year      Five Years       Inception
                                                      ----        --------      ----------       ---------
Growth and Income Fund                              11/02/92        28.07%          20.83%         19.46%
Index Equity Fund                                   11/02/92        28.26%          23.33%         21.08%
Small Company Growth Fund                           11/02/92        -6.15%          12.17%         14.15%
International Growth Fund                           12/04/92        17.92%           8.87%         12.07%
Income Fund                                         03/20/95         9.29%            N/A           9.41%
Intermediate Bond Fund                              11/02/92         7.65%           6.09%          6.45%
Short Term Bond Fund                                11/02/92         6.14%           5.62%          5.20%
Tax-Free Income Fund                                03/20/95         5.71%            N/A           7.07%
Intermediate Tax-Free Fund                          12/16/92         5.37%           5.04%          5.64%
Michigan Municipal Bond Fund                        05/03/93         4.75%           4.43%          4.46%
Money Market Fund                                   12/03/90         5.13%           4.95%          4.58%
Government Money Market Fund                        06/02/97         5.17%            N/A           5.25%
Michigan Municipal Money Market Fund                06/03/91         3.06%           3.07%          2.94%

         A Fund calculates its aggregate total return by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                            ERV
Aggregate Total Return = [(-------) - 1]
                             P

Based on the foregoing calculation, the aggregate total returns for the Funds for the periods ended December 31, 1998 were as follows:



                                                         INVESTMENT SHARES
                                                     Inception                                           Since
                                                       Date         One Year         Five Years        Inception
                                                       ----         --------         ----------        ---------
Growth and Income Fund                               12/01/92         27.68%           154.89%          186.66%
Index Equity Fund                                    11/25/92         27.93%           182.12%          213.47%
Small Company Growth Fund                            12/04/92         -6.40%            75.74%          109.37%
International Growth Fund                            12/04/92         17.60%            51.17%           96.61%
Income Fund                                          03/22/95          9.04%              N/A            39.33%
Intermediate Bond Fund                               11/25/92          7.26%            33.15%           44.48%
Short Term Bond Fund                                 12/04/92          6.00%            30.57%           34.95%
Tax-Free Income Fund                                 03/31/95          5.43%              N/A            28.09%
Intermediate Tax-Free Fund                           12/18/92          5.09%            26.61%           37.65%
Michigan Municipal Bond Fund                         05/11/93          4.60%            23.25%           26.76%
Money Market Fund                                    12/09/92          5.13%            27.25%           30.46%
Government Money Market Fund                         06/02/97          5.17%              N/A             8.39%
Michigan Municipal Money Market Fund                 12/15/92          3.06%            16.30%           18.39%



                                                       INSTITUTIONAL SHARES
                                                     Inception                                          Since
                                                       Date          One Year         Five Years      Inception
                                                       ----          --------         ----------      ---------
Growth and Income Fund                               11/02/92          28.07%           157.57%        199.07%
Index Equity Fund                                    11/02/92          28.26%           185.33%        225.03%
Small Company Growth Fund                            11/02/92          -6.15%            77.57%        126.00%
International Growth Fund                            12/04/92          17.92%            52.97%         99.76%
Income Fund                                          03/20/95           9.29%              N/A          40.63%
Intermediate Bond Fund                               11/02/92           7.65%            34.42%         46.99%
Short Term Bond Fund                                 11/02/92           6.14%            31.44%         36.63%
Tax-Free Income Fund                                 03/20/95           5.71%              N/A          29.57%
Intermediate Tax-Free Fund                           12/16/92           5.37%            27.86%         39.29%
Michigan Municipal Bond Fund                         05/03/93           4.75%            24.23%         28.02%
Money Market Fund                                    12/03/90           5.13%            27.32%         43.56%
Government Money Market Fund                         06/02/97           5.17%              N/A           8.43%
Michigan Municipal Money Market Fund                 06/03/91           3.06%            16.34%         24.53%

         The calculations are made assuming that (a) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, and (b) all recurring fees charged to all shareholder accounts are included. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period.

         A Fund calculates its 30-day (or one month) standard yield in accordance with the method prescribed by the Securities and Exchange Commission for mutual funds:

                                      a - b
                         Yield = 2 [ (------ + 1)(6) - 1]
                                       cd

Where:

              a =      dividends and interest earned during the period;

              b =      expenses accrued for the period (net of reimbursements);

              c = average daily number of shares outstanding during the period entitled to receive dividends; and

              d = the maximum offering price per share on the last day of the period.

         Based on the foregoing calculations, for the 30-day period ended December 31, 1998, the yields for the Investment Shares of the Bond Funds and Municipal Bond Funds were as follows: Income Fund, 4.71%; Intermediate Bond Fund, 4.34%; Short Term Bond Fund, 4.44%; Tax-Free Income Fund, 3.31%; Intermediate Tax-Free Fund, 3.18%; and Michigan Municipal Bond Fund, 3.57%. For the same period, the yields on the Institutional Shares of the Bond Funds and Municipal Bond Funds were as follows: Income Fund, 4.97%; Intermediate Bond Fund, 4.57%; Short Term Bond Fund, 4.59%; Tax-Free Income Fund, 3.56%; Intermediate Tax-Free Fund, 3.43%; and Michigan Municipal Bond Fund, 3.72%.


THE MUNICIPAL FUNDS

         The Investment Shares and the Institutional Shares of the Municipal Funds may also advertise "tax equivalent yield." Tax equivalent yield is calculated by dividing that portion of the Fund's yield that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Fund's yield that is not tax-exempt. For the 30-day period ended December 31, 1998, the tax equivalent yields, assuming a 39.6% tax rate for the Investment Shares of the Municipal Funds were as follows: Tax-Free Income Fund, 5.48%; Intermediate Tax-Free Fund, 5.26%; Michigan Municipal Bond Fund, 5.91%; and Michigan Municipal Money Market Fund, 4.75%. For the same period, the yields on the Institutional Shares of the Municipal Funds were as follows: Tax-Free Income Fund, 5.89%; Intermediate Tax-Free Fund, 5.68%; Michigan Municipal Bond Fund, 6.16%; and Michigan Municipal Money Market Fund, 4.75%.

                             ADVERTISING INFORMATION

         The Funds may from time to time include in advertisements, sales literature, communications to shareholders and other materials (collectively, "Materials") a total return figure that more accurately compares a Fund's performance with other measures of investment return than the total return calculated as described above. For example, in comparing a Fund's total return with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of an index, a Fund may calculate its aggregate total return for the period of time specified in the Materials by assuming the investment of $10,000 in shares of a Fund and assuming the reinvestment of all dividends and distributions. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

         The Funds may also from time to time include discussions or illustrations of the effects of compounding in Materials. "Compounding" refers to the fact that, if dividends or other distributions on an investment in a Fund are paid in the form of additional shares of the Fund, any future income or capital appreciation of the Fund would increase the value, not only of the original investment, but also of the additional shares received through reinvestment. As a result, the value of the investment in the Fund would increase more quickly than if dividends or other distributions had been paid in cash.

         In addition, the Funds may also include in Materials discussions and/or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and

Treasury securities. From time to time, Materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The Funds may also include in Materials charts, graphs or drawings which compare the investment objective, return potential, relative stability and/or growth possibilities of the Funds and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of a Fund and/or other mutual funds. Materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments. Such Materials may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

                              FINANCIAL STATEMENTS

         The Financial Statements included in the Funds' December 31, 1998 Annual Report to Shareholders are incorporated by reference into this SAI. The Financial Statements included in the Annual Report have been audited by the Trust's independent auditors, KPMG LLP, whose report thereon also appears in the Annual Report and are incorporated herein by reference. The Financial Statements in such Annual report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. No other part of the Annual Reports are incorporated herein. Copies of the Financial Statements may be obtained without charge by contacting The Kent Funds at P.O. Box 182201, Columbus, Ohio 43218-2201 or at 1-800-633-KENT (5368).

                             ADDITIONAL INFORMATION

         Set forth below are the record owners or, to the Trust's knowledge, the beneficial owners of 5% or more of the outstanding Investment and Institutional Shares of the Funds as of April 5, 1999.



                                                                                 PERCENTAGE OF
NAME AND ADDRESS                     FUND                       CLASS              OWNERSHIP
-----------------                    ----                       -----            -------------
Trent & Co.                    Growth and Income             Institutional           93.55%
4420 44th Street Suite A
Kentwood, MI 49512

BHC Securities, Inc.           Growth and Income             Investment              43.47%
Trade House Account
2005 Market Street, Suite 1200
Philadelphia, PA 19103

SEI Trust Company              Growth and Income             Investment              12.49%
One Freedom Valley Drive
Oaks, PA 19456

Trent & Co.                    Index Equity                  Institutional           85.19%
4420 44th Street Suite A
Kentwood, MI 49512

BISYS Brokerage Services       Index Equity                  Institutional           14.24%
P.O. Box 4054
Concord, CA 94524

BHC Securities, Inc.           Index Equity                  Investment              54.55%
Trade House Account
2005 Market Street, Suite 1200
Philadelphia, PA 19103

Trent & Co.                    Small Company Growth          Institutional           93.73%
4420 44th Street Suite A
Kentwood, MI 49512

BHC Securities, Inc.           Small Company Growth          Investment              24.64%
Trade House Account
2005 Market Street, Suite 1200
Philadelphia, PA 19103


SEI Trust Company              Small Company Growth          Investment              14.99%
One Freedom Valley Drive
Oaks, PA 19456

Trent & Co.                    International Growth          Institutional           95.35%
4420 44th Street Suite A
Kentwood, MI 49512

                                                                                 Percentage of
Name and Address                         Fund                      Class           Ownership
-----------------                        ----                      -----         -------------
BHC Securities, Inc.              International Growth          Investment           22.93%
Trade House Account
2005 Market Street, Suite 1200
Philadelphia, PA  19103

SEI Trust Company                International Growth          Investment            22.31%
One Freedom Valley Drive
Oaks, PA 19456

Trent & Co.                      Income                        Institutional         94.95%
4420 44th Street Suite A
Kentwood, MI 49512

BHC Securities, Inc.             Income                        Investment            41.12%
Trade House Account
2005 Market Street, Suite 1200
Philadelphia, PA  19103

SEI Trust Company                Income                        Investment            36.46%
One Freedom Valley Drive
Oaks, PA 19456

Trent & Co.                      Intermediate Bond             Institutional         96.70%
4420 44th Street Suite A
Kentwood, MI 49512

BHC Securities, Inc.             Intermediate Bond             Investment            14.10%
Trade House Account
2005 Market Street, Suite 1200
Philadelphia, PA  19103

SEI Trust Company                Intermediate Bond             Investment            47.54%
One Freedom Valley Drive
Oaks, PA 19456

Trent & Co.                      Short Term Bond               Institutional         97.44%
4420 44th Street Suite A
Kentwood, MI 49512

BHC Securities, Inc.             Short Term Bond               Investment            65.92%
Trade House Account
2005 Market Street, Suite 1200
Philadelphia, PA  19103

                                                                                       PERCENTAGE OF
     NAME AND ADDRESS                          FUND               CLASS                  OWNERSHIP
     ----------------                          ----               -----                -------------
Trent & Co.                         Tax-Free Income           Institutional               96.60%
4420 44th Street Suite A
Kentwood, MI 49512

BHC Securities, Inc.                Tax-Free Income           Investment                  39.00%
Trade House Account
2005 Market Street, Suite 1200
Philadelphia, PA 19103

SEI Trust Company                   Tax-Free Income           Investment                  26.64%
One Freedom Valley Drive
Oaks, PA 19456

Fotru Co.                           Tax-Free Income           Investment                   5.76%
Evelyn G. Varner Trust
P.O. Box 1828
Grand Rapids, MI 49501-1828

Trent & Co.                         Intermediate Tax-Free     Institutional               97.17%
4420 44th Street Suite A
Kentwood, MI 49512


BHC Securities, Inc.                Intermediate Tax-Free     Investment                  20.18%
Trade House Account
2005 Market Street, Suite 1200
Philadelphia, PA 19103

SEI Trust Company                   Intermediate Tax-Free     Investment                  20.16%
One Freedom Valley Drive
Oaks, PA 19456

Northern Trust Company              Intermediate Tax-Free     Investment                   6.47%
Richard U. Light Irrev. S Trust
P.O. Box 92956
Chicago, IL 60675

Northern Trust Company              Intermediate Tax-Free     Investment                   9.52%
Richard U. Light Rev. S Trust
P.O. Box 92956
Chicago, IL 60675

Trent & Co.                         Michigan Municipal Bond   Institutional               98.16%
4420 44th Street Suite A
Kentwood, MI 49512


                                                                                       Percentage of
     Name and Address                     Fund                          Class            Ownership
     ----------------                     ----                          -----          -------------

BHC Securities, Inc.               Michigan Municipal Bond            Investment          25.60%
Trade House Account
2005 Market Street, Suite 1200
Philadelphia, PA  19103

SEI Trust Company                  Michigan Municipal Bond            Investment           5.06%
One Freedom Valley Drive
Oaks, PA  19456

Trent & Co.                        Michigan Municipal Bond            Investment          33.62%
4420 44th Street Suite A
Kentwood, MI  49512

Northern Trust Company             Michigan Municipal Bond            Investment           7.83%
Richard U. Light Irrev. S Trust
P.O. Box 92956
Chicago, IL  60675

Northern Trust Company             Michigan Municipal Bond            Investment          11.39%
Christopher U. Light Rev. Tr
P.O. Box 92956
Chicago, IL 60675

Trent & Co.                        Money Market                       Institutional       92.13%
4420 44th Street Suite A
Kentwood, MI  49512

V. Donna Berg                      Money Market                       Investment           8.71%
403 Midlakes Boulevard
Plainwell, MI  49080

SEI Trust Company                  Money Market                       Investment          14.30%
One Freedom Valley Drive
Oaks, PA  19456

BHC Securities, Inc.               Money Market                       Investment          44.79%
Twelve Hundred
One Commerce Square
2005 Market Street, Suite 1200
Philadelphia, PA  19103

Old Kent Bank                      Government Money Market            Institutional       56.22%
111 Lyon Street, NW
Grand Rapids, MI  49503

Trent & Co.                        Government Money Market            Institutional       43.78%
4420 44th Street Suite A
Kentwood, MI  49512



                                                                                  PERCENTAGE OF
NAME AND ADDRESS                        FUND                     CLASS              OWNERSHIP
------------------                      ----                     -----            -------------
Daniel P. Kreuz                Government Money Market       Investment              39.92%
139 Horseshoe Lane
Marlton, NJ 08053

Helen Glynn                    Government Money Market       Investment              21.68%
Margaret A. McGovern Trust
11050 Valley Drive
Fountain Hills, AZ 85268

Mary E. Jones                  Government Money Market       Investment              17.95%
125 Walnut
Schoolcroft, MI 49087

Allan C. Caldmeyer             Government Money Market       Investment               5.61%
Matthew S. Caldmeyer
977 Gladstone SE
Grand Rapids, MI 49506

Frederick C. Lake              Government Money Market       Investment               5.53%
Amy Z. Lake
2210 Edgewood SE
Grand Rapids, MI 49546

Trent & Co.                    Michigan Municipal Money      Institutional           96.36%
4420 44th Street Suite A       Market
Kentwood, MI 49512

BHC Securities, Inc.           Michigan Municipal Money      Investment              84.05%
Twelve Hundred                 Market
One Commerce Square
2005 Market Street
Philadelphia, PA 19103

SEI Trust Company              Michigan Municipal            Investment               5.41%
One Freedom Valley Drive       Money Market
Oaks, Pa 19456

         Any persons or organizations listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) the Fund. As a result, those persons or organizations could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund.

         Except as otherwise stated in the Trust's prospectus, this SAI or required by law, the Trust reserves the right to change the terms of the offers stated in its prospectus or this SAI without shareholder approval, including the right to impose or change certain fees for services provided.